Filed Pursuant to Rule 497(e)
Registration File No.: 333-67926

ADVANTAGE ADVISERS MULTI-SECTOR FUND I

Amended and Restated Supplement dated November 13, 2008 to the
Prospectus and Statement of Additional Information, each dated January 31, 2008, of
Advantage Advisers Multi-Sector Fund I

This amended and restated supplement amends certain information in the Prospectus (the "Prospectus") and Statement of Additional Information ("SAI"), each dated January 31, 2008, of Advantage Advisers Multi-Sector Fund I (the "Fund").  This amended and restated supplement supersedes all prior amendments and supplements to the Prospectus or SAI.  Except as otherwise indicated herein, all other information included in the Prospectus and SAI that is not inconsistent with the information set forth in this amended and restated supplement remains unchanged.  The terms used in this amended and restated supplement have the same meaning as in the Prospectus and SAI.

Risk Factors

Investment in Banking/Financial Services Companies

A recent disruption in the financial and credit markets, which originated in and most dramatically effected the sub-prime mortgage sector of the credit market, has had and likely will continue to have severe expansive and potentially long-term consequences for the banking/financial services sector and, to a large degree, the economy in general.  These factors create a highly volatile and uncertain business environment for the banking/financial services companies in which the Fund invests, and significantly increases the risk of investing in these companies.  These risks include, but are not limited to, diminished income or operating losses, decreased asset values and impaired financial and mandatory operating ratios, losses of principal and interest on existing loans as a result of borrowers' inability to either make such payments at all or to make such payments in a timely manner, loss of future revenues from a downturn in the volume of loan originations, securitizations and other directly and indirectly related business activity, a loss of collateral value, and slowdown in the housing and related industries, and in the economy generally.  These factors and others have resulted in poor financial results, substantial write-downs of the values of assets, volatile and declining stock prices, stricter lending standards, and increased risk of bankruptcy and business failure generally for companies in the banking/financial services industry.  There is also a call for increased regulation and more conservative business practices that may impose burdensome and restrictive requirements on companies in the banking/financial services sector.

For example, companies in the banking/financial services sector (e.g., investment banks, commercial banks and insurance companies) have incurred billions of dollars in write-downs due to mortgage related investments, forcing these institutions to raise capital and sell assets to shore up their overleveraged balance sheets, which may result in dilutive common and preferred stock offerings, dividend cuts and/or the loss of valuable revenue streams.  In several high-profile instances, these write-downs, coupled with the tightening of the credit markets, have resulted in bank failures, bankruptcy and/or distressed sales to other institutions.  In addition, some investment banks that have not failed, become bankrupt or been acquired by other institutions have elected to become bank holding companies and consequently are now subject to regulation as such by the U.S. Federal Reserve.  While the U.S. Federal Reserve has intervened in this on-going financial crisis by lowering the Fed funds rate and embarking on a series of other policy initiatives to add liquidity to the financial and credit markets, and Congress and the Treasury have committed up to $700 billion in emergency relief to support the credit markets through the purchase of "troubled" mortgage related investments, the immediate and long-term effects of these measures are unclear and, notwithstanding these extraordinary initiatives, market conditions have continued to be volatile and may remain so for the foreseeable future.

Additionally, in light of the on-going financial crisis, regulators have implemented unprecedented emergency measures in an attempt to stabilize the financial and credit markets.  These measures have had, and may have in the future, a significant adverse impact on the manner in which the Sub-Investment Adviser manages the Fund's investment position with respect to banking/financial services companies.  For example, the Fund seeks to achieve its investment objective of capital appreciation while managing risk through the use of a multi-strategy hedged equity investment program.  One strategy the Fund uses both to hedge risk, and for non-hedging purposes to achieve its investment objective, is the short sale of securities of banking/financial services companies.  During the dramatic decline in the financial markets in September and October of 2008, the SEC issued an emergency order prohibiting the short sale of securities of many companies in an attempt to stabilize the financial markets.  While the passage of the Emergency Economic Stabilization Act of 2008 has led to the expiration of this particular emergency order, such unprecedented measures, as well as the general contraction of the credit and derivative markets associated with this economic downturn, may have a significant adverse impact on the ability of the Fund to meet its investment objective and the ability of the Sub-Investment Adviser managing the Fund's investment position in the banking/financial services sector to effectively implement the Fund's investment program.  For example, the banking/financial services Sub-Investment Adviser may be forced to pursue alternative hedging or investment strategies that may be less effective or less desirable than short selling.  See "Short Selling," below.  Furthermore, the Congressional response to the financial crisis may result in a comprehensive overhaul of the regulatory infrastructure governing the financial system, the effect of which can not be predicted.

Short Selling

In light of the on-going financial crisis, the SEC has adopted temporary rules designed to eliminate certain short selling practices seen as improper or abusive and detrimental to the integrity of the markets.  Although these new regulations are meant to curb abusive practices and provide the SEC with useful market information, these new regulations, and the potential for further interventions by the SEC and/or other U.S. regulators, may also have the effect of discouraging or impeding otherwise legitimate short selling practices due to the increased economic, regulatory, compliance and disclosure obligations and/or risks that they present.  Because the Fund's investment program focuses on short selling to hedge risk and for non-hedging purposes to meet its investment objective, the risks and/or obligations presented by these new regulations, and of the potential for further interventions, may result in the Sub-Investment Advisers engaging in short sales to a lesser extent then they have in the past or otherwise would, may lead the Sub-Investment Advisers to pursue alternative hedging or investment strategies that may be less effective or less desirable than short selling or to forego such investment opportunities altogether, and these consequences may have a significant adverse impact on the Fund's ability to manage risk, capitalize on market opportunities and meet its investment objectives.

Supplemental Information Regarding Sub-Investment Advisers and Portfolio Managers

Kilkenny Capital Management ("Kilkenny"), the sub-investment adviser responsible for the Fund's Separate Investment Account investing in the healthcare/biotechnology sector, resigned its position as sub-investment adviser to the Fund, effective October 7, 2008, and is no longer an investment adviser to the Fund.  In anticipation of Kilkenny's resignation, Oppenheimer Asset Management Inc., whose wholly-owned subsidiary, Advantage Advisers, Inc., is the managing member of Advantage Advisers, L.L.C., the Fund's investment adviser (the "Investment Adviser"), conducted a search for a replacement for Kilkenny, and identified Eden Capital Management Partners, L.P. ("ECM") as a suitable and qualified advisory organization to act as sub-investment adviser to the Fund's Separate Investment Account investing in the healthcare/biotechnology sector.

On October 7, 2008, at a meeting held in person (the "Meeting"), the Fund's Board, including all of the Fund's Trustees who are not "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) ("Independent Trustees"), approved an interim sub-investment advisory agreement among the Fund, ECM and the Investment Adviser (the "Interim Agreement") with substantially identical terms as the previous sub-investment advisory agreement among the Fund, Kilkenny and the Investment Adviser (the "Previous Sub-Advisory Agreement"), whereupon ECM was admitted as a non-managing member of the Investment Adviser.  At such time, employees of ECM began to manage the Fund's Separate Investment Account investing in the healthcare/biotechnology sector subject to the oversight and supervision of the Investment Adviser and the direction and control of the Fund's Board.  The Interim Agreement will remain in effect for a maximum period of 150 days (subject to extension only upon approval by the Board and confirmation from the staff of the Securities and Exchange Commission that it does not intend to object to such an extension).

At the Meeting, the Fund's Board, including all the Independent Trustees, also approved a new sub-investment advisory agreement among the Fund, ECM and the Investment Adviser (the "New Sub-Advisory Agreement") with substantially identical terms as the Interim Agreement and the Previous Sub-Advisory Agreement, and determined to submit the New Sub-Advisory Agreement to the Fund's shareholders for approval pursuant to the requirements of the 1940 Act.  In approving the Interim Agreement and the New Sub-Advisory Agreement, and determining to submit the New Sub-Advisory Agreement to the Fund's shareholders for approval, the Fund's Board considered, among other things, ECM's experience investing in the healthcare/biotechnology sector.

The Fund will hold a special meeting of shareholders for the purpose of considering the approval of the New Sub-Advisory Agreement on December 2, 2008 (the "Special Meeting").  If the Fund's shareholders approve the New Sub-Advisory Agreement, it will take effect on December 2, 2008 and remain in effect for an initial term of two years.  The New Sub-Advisory Agreement would continue in effect thereafter for successive annual periods if such continuance is specifically approved annually by (a) a majority of the members of the Fund's Board or (b) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that, in either event, the continuance also is approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  In the event the New Sub-Advisory Agreement is not approved by the Fund's shareholders at the Special Meeting, the Board will promptly consider other alternatives available to the Fund.  For further information regarding the Fund's Special Meeting, please refer to the Fund's proxy statement, dated October 24, 2008.

ECM, organized as a Texas limited partnership in 1996, is registered as an investment adviser under the Investment Advisers Act of 1940 and has provided investment advisory services to private investment funds since 1996 and registered investment companies since 2004.  ECM's offices are located at 2727 Allen Parkway, Suite 1880, Houston, Texas 77019.

Mr. Adam J. Newar is the founder and managing partner of ECM, and can be contacted by writing to ECM at the above address.  He will be the Portfolio Manager primarily responsible for the day-to-day management of the provision of advisory services rendered by ECM personnel to the Fund's Separate Investment Account investing in the healthcare/biotechnology sector, and he will be directly assisted by other investment professionals employed by ECM or its affiliates.  As of October 15, 2008, ECM managed assets of approximately $138,352,000.

ECM is also a non-managing member of Advantage Advisers Management, L.L.C., an affiliate of the Investment Adviser, and the investment adviser to Advantage Advisers Augusta Fund LLC ("Augusta"), a registered investment company in the same fund complex as the Fund.  Augusta is a registered closed-end investment company and is the only other registered investment company for which ECM provides investment advisory services.  In its capacity as non-managing member of Advantage Advisers Management, L.L.C., ECM provides employees who currently serve as portfolio managers for Augusta.  Mr. Newar, the Portfolio Manager primarily responsible for the management of the Fund's Separate Investment Account investing in the biotechnology/healthcare sector, is also the portfolio manager primarily responsible for Augusta.

ECM emphasizes investments in healthcare/biotechnology companies that it believes are undervalued by the market relative to their long-term prospects, the value of their assets, or competitive positioning, and in healthcare/biotechnology companies that it believes have the potential to develop above-average earnings, sales or asset growth.  ECM seeks to be opportunistic across a broad array of investment alternatives in the healthcare/biotechnology sector and seeks capital appreciation by employing a long/short hedged equity strategy.

ECM's strategy employs a disciplined, original fundamental research process to develop earnings models through which it seeks to identify investment ideas, and to target select companies facing strong fundamental change.  ECM's approach is valuation-sensitive and generally focuses on a long-term investment horizon, though ECM will take both long and short investment positions in healthcare/biotechnology companies.  Generally, the healthcare/biotechnology Separate Investment Account is expected to have a long bias, but from time to time may have a short bias or neutral bias.  ECM generally expects to focus its investments in smaller- and mid-capitalization issues, but may invest the Separate Investment Account's assets without regard to market capitalization.  ECM also expects that its investments in biotechnology companies will generally represent relatively small positions in the Separate Investment Account's portfolio and that it will broadly diversify the Separate Investment Account's assets across various healthcare sectors.

ECM intends to sell short the securities of healthcare/biotechnology businesses that it believes are significantly overvalued.  Core short positions will exhibit flawed business models, aggressive accounting, balance sheet degradation, weak management and/or other significant business challenges.  Short positions will tend to be in companies with slightly larger market caps where there is greater liquidity and ease in closing a position. Together the long and short strategies aim at diversifying risk and providing a hedge to the underlying markets.

The goal of the investment research and analysis conducted by ECM is to identify attractive investments, as determined by their current market value relative to their intrinsic value.  While investment ideas may be entertained from brokerage analysts, ECM relies on its own judgment in making investment decisions for the healthcare/biotechnology Separate Investment Account.  ECM's intention is to follow no specific formulas regarding which investments to make other than the application of appropriate analysis and judgment to the opportunities at hand.  Additionally, ECM intends to use its network of professional contacts in the healthcare/biotechnology industry to supplement its research and analysis and to help generate investment ideas.

The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts, that Mr. Newar managed as of October 15, 2008:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Registered Investment Companies	1	$51,545,000	1	$51,545,000
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$73,389,000	4	$73,389,000
Other Accounts	0	—	0	—

As of October 15, 2008, Mr. Newar's compensation structure consisted of a salary, periodic advances and the income from the profits of ECM derived by him as its sole principal. The level of ECM's profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.  Mr. Newar does not beneficially own any securities of the Fund.

Certain Provisions of the Fund's By-Laws

On October 21, 2008, the Fund's Board adopted an amendment to the Fund's By-Laws, dated August 14, 2001 (the "By-Laws").  This amendment added a provision to the By-Laws requiring Fund shareholders to give the Fund advance notice of any nominations of individuals for election to the Board or any other business the shareholder wishes to bring before a shareholder meeting in order for such nomination or other business to be properly brought before a shareholder meeting (the "Advance Notice Provision").  The terms of this provision are summarized below.

The Advance Notice Provision is the exclusive means by which a shareholder may properly make nominations of individuals for election to the Board or bring other business before a meeting of shareholders (other than matters brought in conformity with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")).  Under the Advance Notice Provision, for a shareholder to properly make a nomination of an individual for election to the Board or bring other business before a meeting of shareholders, the shareholder must have given timely notice thereof in writing to the President of the Fund and any such other business must otherwise be a proper matter for action by shareholders.  Only shareholders who were shareholders at the time of giving such notice, and at the time of the shareholder meeting, and who are entitled to vote at the shareholder meeting may properly make such nominations or proposals.

For a shareholder notice given under the Advance Notice Provision to be "timely," it must be delivered to the President of the Fund at the principal executive offices of the Fund not later than the close of business on the 7th day following the date on which the Board gave notice of a meeting of shareholders, and it must set forth the following information:

1)
as to each individual whom the shareholder proposes to nominate for election to the Board, such person's name, age, business address, residence address and all other information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Trustee if elected;

2)
as to any other business that the shareholder proposes to bring before the meeting of shareholders, a description of such business, the reasons for proposing such business at the meeting of shareholders and any material interest in such business of such shareholder, including any anticipated benefit therefrom;

3)	as to the shareholder giving notice, the name and record address of such shareholder and the number of shares which are directly or indirectly owned beneficially or of record by such shareholder;

4)
as to the shareholder giving notice and, to the extent known by such shareholder giving notice, as to any individual whom the shareholder proposes to nominate for election to the Board, whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to the Fund or its shares within the past six months, the effect or intent of which transaction is to mitigate loss or manage risk or benefit relating to share price changes for, or to increase or decrease the voting power of, such person;

5)	to the extent known by the shareholder giving the notice, the name and address of any other shareholder supporting the nominee for election to the Board or the proposal of other business; and

6)
as to the shareholder giving notice, a representation that such shareholder intends to appear in person or by proxy at the meeting of shareholders to nominate the individuals named in its notice or bring such other business before the meeting of shareholders.

Additionally, the Advance Notice Provision provides that shareholders may only make nominations of individuals for election to the Board at a meeting of shareholders at which Trustees are to be elected pursuant to the Board's notice of meeting given pursuant to the Fund's Declaration of Trust.  The chairman of the meeting of shareholders is empowered under the Advance Notice Provision to determine whether such nominations or proposals of other business have been properly brought before the meeting of shareholders pursuant to the Advance Notice Provision.  If the chairman of the meeting of shareholders determines that such nominations or proposals of other business were not properly brought before the meeting, such nominations will be disregarded and such other business will not be transacted.

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